UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2004

DIGITAL LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive

Clearwater, Florida 33760

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 7, 2004, the board of directors of Digital Lightwave, Inc. (the “Company”) appointed Peter H. Collins to fill a vacancy on the board and to serve as an independent member of the board at least until the next annual meeting of stockholders, which the Company expects to hold January 14, 2005. Following Mr. Collins’s appointment, and also effective December 7, 2004, the board appointed Mr. Collins to serve as a member of the Audit Committee.

Mr. Collins, 35, has been a Principal and Senior Managing Director of Atlantic American Equity Partners, LLC and Executive Vice President of Atlantic American Corporate Group, LLC, an investment bank and private equity fund business since 2002. Mr. Collins is also President of Community Reinvestment Partners, LP (CRP), a large Florida-based private real estate investment partnership which he co-founded in 2002. Prior to CRP and beginning in 1998, Mr. Collins was a Partner with the private equity firm Rock Creek Capital, located in Jacksonville, Florida. He also served as a Manager with the Florida State Board of Administration (Florida’s Public Pension Fund) in Tallahassee, and served four years as Chief of Staff to State Senator Charles Williams. Mr. Collins received both a BS degree in Finance and an MBA degree in Finance from Florida State University.

As disclosed on November 8, 2004, in Current Report on Form 8-K, the Company was not in compliance with the independent director and audit committee requirements for continued listing on the Nasdaq SmallCap Market under Nasdaq Marketplace Rule 4350(c)(1) and 4350(d)(2)(A). As a result of Mr. Collins’ appointment to the board and its Audit Committee, Nasdaq has informed the Company that it is now in compliance with Rule 4350.

On December 13, 2004, the Company issued a press release announcing the appointment of Mr. Collins to the board. The press release is attached to this Current Report on Form 8-K as an exhibit and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibit.

99.1	Press Release dated December 13, 2004, announcing the appointment of Mr. Peter H. Collins to the board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: December 13, 2004	By:	/s/ JAMES R. GREEN
James R. Green
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 13, 2004, announcing the appointment of Mr. Peter H. Collins to the board.